UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 1, 2023

Tellurian Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-5507	06-0842255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Louisiana Street, Suite 3100, Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(832) 962-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	TELL	NYSE American LLC

8.25% Senior Notes due 2028	TELZ	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On August 6, 2023, Tellurian Inc. (the “Company”) and Wilmington Trust, National Association (the “Trustee”) entered into a seventh supplemental indenture (the “Seventh Supplemental Indenture”) to the base indenture dated as of June 3, 2022 by and between the Company and the Trustee, as trustee (the “Base Indenture”), as supplemented by the first supplemental indenture dated as of June 3, 2022 among the Company, the Trustee, and the collateral agent named therein (the “First Supplemental Indenture”), the second supplemental indenture dated as of July 18, 2022 between the Company and the Trustee (the “Second Supplemental Indenture”), the third supplemental indenture dated as of June 16, 2023 between the Company and the Trustee (the “Third Supplemental Indenture”), the fourth supplemental indenture dated as of June 29, 2023 between the Company and the Trustee (the “Fourth Supplemental Indenture”), the fifth supplemental indenture dated as of July 14, 2023 between the Company and the Trustee (the “Fifth Supplemental Indenture”), and the sixth supplemental indenture dated as of July 28, 2023 between the Company and the Trustee (the “Sixth Supplemental Indenture” and, together with the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture and the Fifth Supplemental Indenture, the “Prior Indenture”), which collectively govern the terms of the $333,334,000 outstanding principal amount of the Company’s 6.00% senior secured convertible notes due May 1, 2025 (the “2022 Notes”) issued by the Company to an institutional investor (the “Investor”) on June 3, 2022. The Seventh Supplemental Indenture amends Section 3.14 of the Prior Indenture to reduce the Company’s minimum cash balance requirement from $100,000,000 to $60,000,000 during the period from August 7, 2023 to August 18, 2023.

The foregoing description of the terms and conditions of the Seventh Supplemental Indenture and the Prior Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Seventh Supplemental Indenture and the Prior Indenture, forms or copies of which are filed as Exhibits 4.8, 4.1, 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

On August 1, 2023, the LNG Sale and Purchase Agreement, dated as of May 27, 2021, as amended (the “LNG SPA”), between Driftwood LNG LLC, a wholly owned subsidiary of the Company, and Gunvor Singapore Pte Ltd was terminated. The parties were unable to reach agreement on the commercial terms of an amendment to the agreement. The Company’s focus continues being on investment-grade counterparties. The terms of the LNG SPA are summarized in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 27, 2021.

Item 2.02	Results of Operations and Financial Condition.

The information set forth in Item 7.01 is incorporated herein by reference to this Item 2.02.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 is incorporated herein by reference to this Item 3.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Seventh Supplemental Indenture was approved by the Investor on August 6, 2023. The Investor is the holder of all of the outstanding 2022 Notes.

Item 7.01	Regulation FD Disclosure.

On August 7, 2023, Tellurian Inc. (the “Company”) posted an updated corporate presentation to its website, www.tellurianinc.com. A copy of the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
4.1	Indenture, dated as of June 3, 2022, by and between Tellurian Inc., as issuer, and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on June 3, 2022)

4.2	First Supplemental Indenture, dated as of June 3, 2022, by and among Tellurian Inc., as issuer, and Wilmington Trust, National Association, as trustee, and the collateral agent named therein, relating to the 6.00% Senior Secured Convertible Notes due 2025 (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on June 3, 2022)

4.3	Second Supplemental Indenture, dated as of July 18, 2022, by and between Tellurian Inc., as issuer, and Wilmington Trust, National Association, as trustee, relating to the 6.00% Senior Secured Convertible Notes due 2025 (incorporated by reference to Exhibit 4.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022)

4.4	Third Supplemental Indenture, dated as of June 16, 2023, by and between Tellurian Inc., as issuer, and Wilmington Trust, National Association, as trustee, relating to the 6.00% Senior Secured Convertible Notes due 2025 (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K filed on June 20, 2023)

4.5	Fourth Supplemental Indenture, dated as of June 29, 2023, by and between Tellurian Inc., as issuer, and Wilmington Trust, National Association, as trustee, relating to the 6.00% Senior Secured Convertible Notes due 2025 (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K filed on June 29, 2023)

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Exhibit No.	Description
4.6	Fifth Supplemental Indenture, dated as of July 14, 2023, by and between Tellurian Inc., as issuer, and Wilmington Trust, National Association, as trustee, relating to the 6.00% Senior Secured Convertible Notes due 2025 (incorporated by reference to Exhibit 4.6 to the Company’s Current Report on Form 8-K filed on July 14, 2023)

4.7	Sixth Supplemental Indenture, dated as of July 28, 2023, by and between Tellurian Inc., as issuer, and Wilmington Trust, National Association, as trustee, relating to the 6.00% Senior Secured Convertible Notes due 2025 (incorporated by reference to Exhibit 4.7 to the Company’s Current Report on Form 8-K filed on July 31, 2023)

4.8	Seventh Supplemental Indenture, dated as of August 6, 2023, by and between Tellurian Inc., as issuer, and Wilmington Trust, National Association, as trustee, relating to the 6.00% Senior Secured Convertible Notes due 2025

99.1	Tellurian Inc. Corporate Presentation, dated as of August 2023

104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELLURIAN INC.

Date: August 7, 2023	By:	/s/ Simon G. Oxley
	Name:	Simon G. Oxley
	Title:	Executive Vice President and Chief Financial Officer